De Joya Griffith & Company, LLC
CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS

May 7, 2010

Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Sir or Madam:

The purpose of this letter is to notify you that effective April 30, 2010, De Joya Griffith & Company, LLC is no longer the independent auditor for Elemental Protective Coating Corporation and all services ceased that same date.

If you have any questions or concerns regarding this letter or require additional information, please contact me at the number listed below.

Sincerely,
De Joya Griffith & Company, LLC

Arthur de Joya, CPA
Partner

2580 Anthem Village Dr., Henderson, NV 89052
Telephone (702) 563-1600 • Facsimile (702) 920-8049

Member Firm with
Russell Bedford International